Execution Copy

First Amendment to Credit Agreement

This First Amendment to Credit Agreement (herein, this “Amendment”) is entered into as of March 15, 2013 (the “First Amendment Effective Date”), among GFA Brands, Inc., a Delaware corporation (“GFA”), UHF Acquisition Corp., a Delaware corporation (“UHF”), Udi’s Healthy Foods, LLC, a Colorado limited liability company (“Udi’s,” and together with GFA and UHF, each a “Borrower” and collectively, the “Borrowers”), Boulder Brands, Inc. (formerly known as Smart Balance, Inc.), a Delaware corporation (the “Parent”), as a Guarantor, the direct and indirect Subsidiaries of the Borrowers from time to time party to the Credit Agreement (hereafter defined), as Guarantors (together with the Parent, the “Guarantors”), the several financial institutions listed on the signature pages hereto, as Lenders (the “Lenders”), and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent (the “Administrative Agent”).

Preliminary Statements

A. The Borrowers, the Parent, the Lenders and the Administrative Agent are currently party to that certain Credit Agreement dated as of July 2, 2012 (such Credit Agreement, as the same has been amended, supplemented or otherwise modified prior to the date hereof, being referred to herein as the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. On December 31, 2012, (i) the Parent changed its name from Smart Balance, Inc. to Boulder Brands, Inc., (ii) Glutino USA, Inc., a Delaware corporation (“Glutino”), merged with and into GFA, with GFA as the surviving entity and (iii) SB Glutino, L.P., a Delaware limited partnership (“SB Glutino”), merged with and into GFA, with GFA as the surviving entity.

C. The Borrowers have elected to increase the aggregate amount of the Revolving Credit Commitments pursuant to the provisions of Section 1.16 of the Credit Agreement (the aggregate amount by which the Revolving Credit Commitments are increased is hereby referred to as the “Specified Increase”), the Lenders identified on the Increase Request attached hereto as Exhibit A (the “Increase Lenders”) have agreed to provide such Specified Increase and the Administrative Agent is willing to consent to such election, in each case subject to the applicable terms and conditions set forth in this Amendment.

D. The Borrowers have requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to agree to such amendments, subject to the applicable terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Specified Increase.

Subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 3 below:

1.1. Each Increase Lender, by its acceptance hereof, severally agrees:

(a) (i) to make Revolving Loans to the Borrowers subject to the terms and conditions of the Credit Agreement (after giving effect to this Amendment), including, without limitation, Section 1.2 of the Credit Agreement and (ii) to become bound for all purposes of the Credit Agreement (after giving effect to this Amendment) and each other Loan Document as a “Revolving Credit Lender” and “Lender”; and

(b) to make on the First Amendment Effective Date, Revolving Loans in an amount sufficient such that, after giving effect to such advance and the prepayment of any outstanding Revolving Loans held by any Revolving Credit Lender(s) whose Revolving Credit Commitment is not increased pursuant to Section 1.16 of the Credit Agreement, each Revolving Credit Lender (including, for the avoidance of doubt, each Increase Lender) shall have outstanding its Revolver Percentage of Revolving Loans.

1.2. For the avoidance of doubt, the Specified Increase shall be deemed an “Increase” for all purposes of Section 1.16 of the Credit Agreement.

1.3. The Lenders hereby confirm and agree that the five (5) Business Day notice requirement set forth in Section 1.16 of the Credit Agreement shall be deemed satisfied with respect to the Specified Increase contemplated by this Section 1.1.

Section 2. Amendments.

Subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as set forth below:

2.1. The introductory paragraph of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

This Credit Agreement is entered into as of July 2, 2012, by and among GFA Brands, Inc., a Delaware corporation (“GFA”), UHF Acquisition Corp., a Delaware corporation (“UHF”), Udi’s Healthy Foods, LLC, a Colorado limited liability company (“Udi” or “Target”), Boulder Brands, Inc. (formerly known as Smart Balance, Inc.), a Delaware corporation (the “Parent”), as a Guarantor, the direct and indirect Subsidiaries of the Borrowers from time to time party to this Agreement, as Guarantors, the several financial institutions from time to time party to this Agreement, as Lenders, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent as provided herein. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Section 5.1 hereof.

2.2. The defined terms “Capital Expenditures,” “EBITDA,” “Revolving Credit Commitment” and “Total Funded Debt” appearing in Section 5.1 of the Credit Agreement are each hereby amended in their entirety and as so amended shall be restated to read as follows:

“Capital Expenditures” means, with respect to any person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which should be capitalized on the balance sheet of such person in accordance with GAAP (excluding (i) normal replacements and maintenance which are properly charged to current operations, (ii) any expenditures made with the proceeds of any Disposition permitted under Section 8.10 hereof, to the extent that the proceeds therefrom are permitted to be reinvested pursuant to Section 1.9(b) hereof, (iii) expenditures which are contractually required to be, and are, reimbursed in cash by an unrelated third party to the Parent, the Borrowers or any of their respective Subsidiaries during such period of calculation, (iv) that portion, if any, of (A) any Permitted Acquisition effected pursuant to Section 8.9(h) hereof or (B) any other Acquisition effected pursuant to the Foreign Investment Basket, which in either case would be required to be accounted for as a capital expenditure in accordance with GAAP, and (v) capitalized interest). For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds, as the case may be.

“EBITDA” means, with reference to any period, Net Income for such period plus the sum, without duplication, of (i) all amounts deducted in arriving at such Net Income amount in respect of (a) Interest Expense for such period, (b) Taxes for such period, (c) depreciation of fixed assets and amortization of intangible assets for such period, (d) non-cash equity compensation (including, without limitation, dividend equivalent rights with respect to stock options, restricted stock units, phantom stock or similar compensation-based plans or arrangements), (e) non-cash warrant expenses, (f) any write off or amortization of deferred financing costs, (g) any net after tax extraordinary gains or losses or income or expense or charge reducing (or increasing) Net Income with respect to such period or any other non-recurring expenses, losses and charges reducing Net Income with respect to such period which (in the case of such non-recurring expenses, losses and charges) do not represent a cash item in such period or any future period, (h) fees and expenses incurred in respect of the execution and delivery of this Agreement, the Closing Date Acquisition and the related transactions, (i) in connection with the Closing Date Acquisition and any future Permitted Acquisitions any net after tax extraordinary, nonrecurring or unusual gains or losses or income or expense or charge (less all fees and expenses relating thereto), whether cash or non-cash, including, bonuses payable, any “change of control” payments, and expenses in connection with the exercise of stock options by certain holders of options in the Target and/or the Acquired Business that is the subject of such Permitted Acquisition, (j) all costs incurred in connection with implementing synergies as part of the Closing Date Acquisition for such period, provided that no more than $3,000,000 in the aggregate may be added back pursuant to this clause (j) during the term of this Agreement and all such costs and expenses shall have been incurred on or prior to the last day of the Parent’s fiscal quarter ending December 31, 2014, (k) non-cash purchase accounting charges incurred during such period, (l) non-cash losses arising from mark-to-market adjustments of hedging transactions permitted hereunder, (m) integration or reorganization expenses (including, without limitation, severance, relocation, plant consolidation and related items) arising directly or indirectly from the Glutino Acquisition or the Closing Date Acquisition in an aggregate amount not to exceed $8,500,000; provided, however, such integration or reorganization expenses must be incurred and paid on or prior to December 31, 2015, except for lease obligation expenses, which must be paid on or prior to December 31, 2020, (n) any fees and expenses related to the Glutino Acquisition to the extent not directly or indirectly paid by the Borrowers or any Guarantor after the date of the Glutino Acquisition, provided that (A) no amounts shall be added back pursuant to this clause (n) in any fiscal quarter of the Parent after its fiscal quarter ending on or about September 30, 2012, and (B) it being understood and agreed that the aggregate amount added back pursuant to this clause shall be without duplication of the specified EBITDA amounts referenced below, (o) settlements or damage awards with respect to any class-action lawsuit in an amount not to exceed $500,000 during such period and $2,000,000 in the aggregate during the term of this Agreement, (p) any write-off of any capitalized fees and expenses with respect to enforcing the rights of the Parent or its Subsidiaries under any patent or patent application, (q) the cumulative effect of changes in accounting principles as required by GAAP, (r) long-term incentive compensation for employees of the Target or any of its Subsidiaries (to the extent not paid by any Borrower or Guarantor after the Closing Date), and (s) to the extent incurred during such period, all costs and expenses in connection with the entering into of the hedging arrangements required by Section 8.22 hereof, plus (ii) cost savings and synergies projected by the Parent in good faith to be realized as part of the Closing Date Acquisition, provided that (A) such projected cost savings and synergies are reflected in the Initial Projections, (B) no amounts shall be added back pursuant to this clause in any fiscal quarter of the Parent after its fiscal quarter ending on or about December 31, 2014, and (C) it being understood and agreed that the aggregate amount added back pursuant to this clause shall be equal to $3,000,000 net of the amount of actual salary and benefits cost savings realized from head count reductions from and after the Closing Date, minus (iii) all non-cash gains arising from mark-to-market adjustments of hedging transactions permitted hereunder, minus (iv) income received from the sublease of any leased location to the extent amounts in respect of such leased location have been previously added back pursuant to clause (m) above (whether in such periods or a previous period for which EBITDA was calculated); provided that for the purposes of calculating the financial maintenance covenants set forth in Section 8.23 hereof as of the end of each fiscal quarter of the Parent for the four fiscal quarter period then ended, (A) the “EBITDA” for the Parent and its Subsidiaries for the fiscal quarters ending September 30, 2011, December 31, 2011 and March 31, 2012 shall for all purposes of this Agreement be deemed to be $12,681,000, $13,571,000 and $14,564,000, respectively and (B) the “EBITDA” for the Target and its Subsidiaries for (x) the calendar months ending April 30, 2012 and May 31, 2012 shall for all purposes of this Agreement be deemed to be $1,419,000 and $1,143,000, respectively and (y) the calendar month ending June 30, 2012 (and any stub period thereafter through and including the Closing Date) shall for all purposes of this Agreement be calculated based on the actual reported numbers for the Target and its Subsidiaries for such calendar month with adjustments consistent with the adjustments to the Target’s and its Subsidiaries “EBITDA” results for the previous 11-month period prior to such calendar month that have already been included in this Agreement for purposes of compliance with the applicable financial covenants and financial tests (which adjustments shall include, but not be limited to, management fees, “change of control” bonuses and expenses incurred in respect of the execution and delivery of this Agreement, the Closing Date Acquisition and the related transactions).

“Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of the Borrowers hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced, increased or modified at any time or from time to time pursuant to the terms hereof. The Borrowers and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $60,000,000 as of the First Amendment Effective Date.

“Total Funded Debt” means, at any time the same is to be determined, the sum (but without duplication) of (a) all Indebtedness of the Parent and its Subsidiaries at such time, and (b) all Indebtedness of any other Person which is directly or indirectly guaranteed by the Parent or any of its Subsidiaries or which the Parent or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Parent or any of its Subsidiaries has otherwise assured a creditor against loss; provided, however, that Total Funded Debt shall not include (i) the mark-to-market value of any Swap Contract on any date prior to the termination of such Swap Contract or (ii) with respect to the foregoing clause (b), Indebtedness of Boulder Brands Investments or any BBI Entity to the extent such Indebtedness is non-recourse to the Parent, the Borrowers and the other Guarantors and all assets of the Parent, the Borrowers and the other Guarantors.

2.3. The defined term “Excluded Property” appearing in Section 5.1 of the Credit Agreement is hereby amended by adding a new clause (xi) at the end thereof to read as follows:

(xi) equity interests in Boulder Brands Investments and any BBI Entity.

2.4. Clause (g) of the defined term “Permitted Acquisition” appearing in Section 5.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(g) after giving effect to the Acquisition and any Credit Event in connection therewith, no Default or Event of Default shall exist, including with respect to the financial covenants contained in Section 8.23 hereof on a Pro Forma Basis (including in each case the financial results and projections of the Acquired Business) for the four most recently completed fiscal quarters and for next succeeding four fiscal quarters based on the financial forecasts prepared pursuant to clause (e) above; provided, however, that the applicable Total Funded Debt to EBITDA Ratio calculated on a Pro Forma Basis shall not be greater than the lesser of (x) 4.25 to 1.0, or (y) 0.25 to 1.0 less than the requirement set forth in Section 8.23(a) hereof for the most recently completed fiscal quarter; and

2.5. Section 5.1 of the Credit Agreement is further amended by adding thereto new defined terms to appear in the appropriate alphabetical order and to read as follows:

“BBI Entity” means any subsidiary of Boulder Brands Investments.

“BBI LLC Agreement” means the limited liability company agreement of Boulder Brands Investments (as amended, supplemented or otherwise modified from time to time).

“Boulder Brands Investments” means Boulder Brands Investment Group, LLC, a Delaware limited liability company.

“First Amendment Effective Date” means March 15, 2013.

“Foreign Investment Basket” is defined in Section 8.9(o) hereof.

2.6. Section 5 of the Credit Agreement is hereby amended by adding a new Section 5.4 at the end thereof to read as follows:

Section 5.4. Boulder Brands Investment Group, LLC. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, except as expressly specified in the proviso to this sentence and the immediately succeeding sentence, (i) none of Boulder Brands Investments or any BBI Entity shall constitute a direct or indirect “Subsidiary” of (x) any of the Borrowers or (y) any Subsidiaries of the Borrowers, for any purpose under this Agreement or any of the other Loan Documents and (ii) none of the Borrowers or any of their respective Subsidiaries shall be required to make any representation or warranty with respect to Boulder Brands Investments or any BBI Entity or otherwise be required to cause Boulder Brands Investments or any BBI Entity to comply with any of the terms and provisions of this Agreement or any other Loan Document (including, without limitation, Sections 1.9, 4, 5.1, 6, 8 and 9 of this Agreement). Parent may elect at any time upon written notice to the Administrative Agent to designate Boulder Brands Investments or any BBI Entity as “Subsidiaries” of the Parent for all purposes under this Agreement and each of the other Loan Documents so long as Boulder Brands Investments and the applicable BBI Entity, as the case may be, becomes a Guarantor pursuant to Section 4.1 hereof.

2.7. Section 8.7(b) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(b) (i) indebtedness incurred to finance the acquisition, construction, improvement or repair of any fixed or capital assets and (ii) Capitalized Lease Obligations, in each case of the Parent, the Borrowers and their respective Subsidiaries in an amount not to exceed $25,000,000 in the aggregate at any one time outstanding;

2.8. Section 8.9(o) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(o) other Acquisitions, investments, loans, and advances in addition to those otherwise permitted by this Section 8.9 in an amount not to exceed $30,000,000 in the aggregate at any one time outstanding; provided, however, that no more than $10,000,000 (the “Foreign Investment Basket”) of such amount may be outstanding at any time in the form of (1) Acquisitions of foreign Persons or assets, businesses or divisions located in a jurisdiction outside the United States of America, or (2) investments, loans and advances in or to any Foreign Subsidiary, foreign Person or joint ventures organized under the laws of a jurisdiction outside the United States of America; provided, further, however, that no more than $10,000,000 of such amount may be outstanding at any time in the form of an investment by the Parent, any Borrower or any Subsidiary in Boulder Brands Investments or any BBI Entity;

2.9. Section 8.9(q) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(q) investments in an aggregate amount not to exceed the portion, if any, of the Available Basket Amount on the date of such election that the Borrowers elect to apply to this Section 8.9(q); provided, however, that the Borrowers may elect to apply this Section 8.9(q) only if (i) no Event of Default shall have occurred and be continuing and (ii) the Borrowers are in compliance on a Pro Forma Basis with the covenants set forth in Section 8.23, in each case for the most recent period of four consecutive fiscal quarters prior to the date of such investment for which financial statements are required to be delivered pursuant to Section 8.5; and provided, further, that in no event shall this Section 8.9(q) permit (x) investments in Subsidiaries that are not Guarantors in excess of the amount set forth in Section 8.9(f) hereof or (y) investments in Boulder Brands Investments and any BBI Entity in an aggregate amount in excess of the amount set forth in Section 8.9(o) hereof;

2.10. Section 8.16 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

Section 8.16. Burdensome Contracts With Affiliates. Except for (a) transactions among the Parent, any Borrower and any Guarantor, (b) the Intercompany Agreements, (c) the entry into the BBI LLC Agreement and any transactions or activities permitted under, or otherwise contemplated by, the BBI LLC Agreement and (d) transactions permitted under Sections 8.9, 8.10 and 8.12, none of the Parent or any Borrower shall, nor shall it permit any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates (other than with Wholly owned Subsidiaries) on terms and conditions which are less favorable to any Borrower or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other.

2.11. Section 8.19(b) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(b) The Parent shall not engage in any business activities other than (i) ownership of the equity interests of the Borrowers and its other Subsidiaries, (ii) activities incidental to maintenance of its corporate existence, equityholder ownership and ownership of the Borrowers and their respective Subsidiaries, (iii) performance of its obligations, if any, under the Intercompany Agreements, (iv) participating in tax, accounting and other administrative activities as the parent of a consolidated group of companies, including the Borrowers, (v) the performance or obligations under the Loan Documents, (vi) the payment of dividends and distributions to the extent permitted under Section 8.12 hereunder, (vii) issuance of common equity interests, (viii) issuance of preferred stock (A) in connection with a rights plan provided such preferred stock does not contain requirements for the payment in cash, of dividends or other cash distributions on a date earlier than 180 days after the maturity of the Loans and contains covenants no more restrictive in any respect than the covenants afforded the Administrative Agent and the Lenders hereunder, or (B) on terms and conditions reasonably acceptable to Administrative Agent, (ix) Permitted Acquisitions, (x) formation of Subsidiaries (provided that, to the extent required by Section 4.1 hereof, such Subsidiary agrees to execute a joinder agreement, substantially in the form of Exhibit F, agreeing to be bound by the terms of this Agreement), (xi) making investments in, and being a member of, Boulder Brands Investments, or activities permitted under, or otherwise contemplated by, the BBI LLC Agreement and (xii) activities incidental to the business activities described in (i) through (x) above.

2.12. Section 8.23(c) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(c) Capital Expenditures. Neither the Parent nor any Borrower shall, nor shall it permit any of their respective Subsidiaries to, incur Capital Expenditures in an amount in excess of $20,000,000 (the “Maximum Cap Ex Amount”) in the aggregate during any fiscal year; provided, however, that if the Parent, the Borrowers and the Subsidiaries expend less than the Maximum Cap Ex Amount in any fiscal year the Maximum Cap Ex Amount for the next succeeding fiscal year of the Parent, the Borrowers and the Subsidiaries (but only the next succeeding fiscal year) shall be increased by (i) the excess of the Maximum Cap Ex Amount for the preceding fiscal year over the amount actually expended by the Parent, the Borrowers and their respective Subsidiaries during such preceding fiscal year (the “Carry Forward Amount”) and (ii) the Available Basket Amount. Any Capital Expenditures made during any fiscal year shall be deemed to be made first from amounts that are not Carry Forward Amounts from a prior fiscal year and only when such amounts are used in full shall any Carry Forward Amounts be used. For purposes of determining compliance with this Section 8.23(c), (i) any Capital Expenditures made or otherwise incurred by the Parent, the Borrowers or any of their respective Subsidiaries during the fiscal years of the Parent ended December 31, 2013 and/or December 31, 2014 and related solely to the development of the Borrowers’ new bread production line and implementation of the Borrowers’ plant consolidation initiatives shall not be counted against the Maximum Cap Ex Amount or otherwise be deemed to reduce or utilize the Maximum Cap Ex Amount for such fiscal years; provided, that the aggregate amount of such Capital Expenditures excluded pursuant to this clause (i) shall not exceed $14,000,000 in the aggregate for both of the fiscal years ended December 31, 2013 and December 31, 2014 and (ii) any Capital Expenditures made or otherwise incurred by the Target prior to the date hereof during the fiscal year ending on December 31, 2012 shall not be counted against the Maximum Cap Ex Amount or otherwise be deemed to reduce or utilize the Maximum Cap Ex Amount for such fiscal year.

2.13. The parties hereto confirm and agree that GE Capital Bank shall be named “Documentation Agent” for the Increase contemplated by this Amendment. GE Capital Bank in such capacity shall be entitled to the protections of Section 11.10 of the Credit Agreement.

2.14. Section 13.9 of the Credit Agreement is hereby amended by deleting the words “Smart Balance, Inc.” and inserting the words “Boulder Brands, Inc.” in lieu thereof.

2.15. Schedule 6.2 to the Credit Agreement is hereby deleted in its entirety and as so deleted shall be replaced with Schedule 6.2 to this Amendment.

2.16. Schedule I to Exhibit E to the Credit Agreement is hereby deleted in its entirety and as so deleted shall be replaced with Schedule I to this Amendment.

2.17. Schedule 1 to the Credit Agreement is hereby deleted in its entirety and as so deleted shall be replaced with Schedule 1 to this Amendment.

Section 3. Conditions Precedent.

3.1. The effectiveness of this Amendment is subject to the satisfaction (or waiver by the Administrative Agent) of all of the following conditions precedent:

(a) the Borrowers, the Guarantors, the Required Lenders, each Increase Lender and the Administrative Agent shall have executed and delivered this Amendment;

(b) the Borrowers shall have delivered to the Administrative Agent executed Notes for each applicable Lender in the forms attached as Exhibit D-2 to the Credit Agreement;

(c) the Administrative Agent shall have received a certificate of an Authorized Representative of the Borrowers certifying that, on a Pro Forma Basis, the Total Funded Debt to EBITDA Ratio for the most recently ended four fiscal quarter period is less than or equal to 4.25 to 1.0;

(d) if any Eurocurrency Loans are outstanding under the Revolving Credit on the First Amendment Effective Date, such Eurocurrency Loans shall be deemed to be prepaid on such date (to the extent necessary to allocate such outstanding Eurocurrency Loans in accordance with the Percentage of each Lender after giving effect to the Specified Increase) and the Borrowers shall pay any amounts owing to the Revolving Credit Lenders pursuant to Section 1.12 of the Credit Agreement; and

(e) the Administrative Agent shall have received a completed Increase Request pursuant to the provisions of Section 1.16 of the Credit Agreement.

Section 4. Representations.

In order to induce the Lenders to execute and deliver this Amendment:

4.1. Each Borrower hereby represents to the Lenders that as of the date hereof this Amendment has been duly authorized, executed and delivered thereby.

4.2. Each Borrower hereby represents to the Lenders that as of the date hereof (i) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment and (b) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements delivered to the Administrative Agent pursuant thereto) in all material respects as of such date, except to the extent the same expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

Section 5. Miscellaneous.

5.1. Each Borrower and Guarantor heretofore executed and delivered to the Administrative Agent the Security Agreement and certain other Collateral Documents. Each Borrower and Guarantor hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent thereunder, the obligations of each Borrower and each Guarantor thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

5.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.3. Each Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

5.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be construed and determined in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations law of the State of New York) without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

[Signature Pages to Follow]

Execution Copy

This First Amendment to Credit Agreement is entered into as of the date and year first above written.

“Borrowers”

GFA Brands, Inc.

By:	/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer, Treasurer and Assistant Secretary

UHF Acquisition Corp.

By:	/s/Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer, Treasurer and Assistant Secretary

Udi’s Healthy Foods, LLC

By:	/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer, Treasurer and Assistant Secretary

“Guarantor”

Boulder Brands, Inc. (formerly known as Smart Balance, Inc.)

By:	/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer and Treasurer

Accepted and agreed to.

“Administrative Agent, L/C Issuer and Swing Line Lender”

Bank of Montreal, as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

“Lenders”

Bank of Montreal, as a Lender

By:	/s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

ACAS CLO 2012-1, Ltd., as a Lender
By: American Capital Leveraged Finance Management, LLC (f/k/a American Capital Asset Management, LLC), its Collateral Manager

By:	/s/ Nicoleen Prince-Burrell
Name: Nicoleen Prince-Burrell
Title: Authorized Signatory

AMMC CLO IX, LIMITED, as a Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO X, LIMITED, as a Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XI, LIMITED, as a Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

Arrowood Indemnity Company, as administrator of The Pension Plan of Arrowood, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Arrowood Indemnity Company, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Avalon IV Capital, Ltd., as a Lender

By: Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

BlueMountain CLO 2011-1 Ltd, as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau
Title: Associate

BlueMountain CLO 2012-1 Ltd, as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau
Title: Associate

BlueMountain CLO II, LTD, as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau
Title: Associate

BlueMountain CLO III, LTD, as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau
Title: Associate

Centurion Credit Class of Norrep Opportunities Corp., as a Lender

By:	/s/ Deirdre Harris
Name: Deirdre Harris
Title: Chief Operating Officer

Children’s Healthcare of Atlanta, Inc., as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Churchill Financial Cayman Ltd., as a Lender

By: Churchill Financial LLC, as its Collateral Manager

By:	/s/ David Montague
Name: David Montague
Title: Vice President

The City of New York Group Trust, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Citibank, N.A., as a Lender

By:	/s/ Dina Garthwaite
Name: Dina Garthwaite
Title: Vice President

Consumer Program Administrators, Inc, as a Lender

By:	William J. Morgan
Name: William J. Morgan
Title: Managing Director

Diversified Credit Portfolio Ltd., as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Farm Credit Services of America, PCA, as a Lender

By:	/s/ Greg Mazour
Name: Greg Mazour
Title: Vice President

United FCS, PCA d/b/a FCS Commercial Finance Group, as a Lender

By:	/s/ Daniel J. Best
Name: Daniel J. Best
Title: Vice President

Fifth Third Bank, as a Lender

By:	/s/ Ben Brodsky
Name: Ben Brodsky
Title: Officer

First Trust Senior Floating Rate Income Fund II, as a Lender

By: First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

Front Street Private Bank (Barbados) Ltd., as a Lender

By:	/s/ Tracy Pounder
Name: Tracy Pounder
Title: Manager Investment Administration

GE Capital Bank, as a Lender

By:	/s/ Heather-Leigh Glade
Name: Heather-Leigh Glade
Title: Duly Authorized Signatory

General Electric Capital Corporation, as a Lender

By:	/s/ James R. Persico
Name: James R. Persico
Title: Duly Authorized Signatory

ING Capital LLC, as a Lender

By:	/s/ Evelin Herrera
Name: Evelin Herrera
Title: Vice President

Invesco Dynamic Credit Opportunities Fund, as a Lender

By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Invesco Floating Rate Fund, as a Lender

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Invesco Senior Income Trust, as a Lender

By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Invesco Senior Loan Fund, as a Lender

By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Invesco Zodiac Funds –
Invesco US Senior Loan Fund, as a Lender

By: Invesco Management S.A. As Investment Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

JPMorgan Chase Bank NA as Trustee of the JPMorgan Chase Retirement Plan, as a Lender

By:	/s/ William J. Morgan
Name: William J. Morgan
Title: Managing Director

JPMorgan Core Plus Bond Fund, as a Lender

By:	/s/ William J. Morgan
Name: William J. Morgan
Title: Managing Director

JPMorgan Floating Rate Income Fund, Inc., as a Lender

By:	/s/ William J. Morgan
Name: William J. Morgan
Title: Managing Director

Limerock CLO I, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Marea CLO, Ltd., as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Medical Liability Mutual Insurance Company, as a Lender

By: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Menard, Inc., as a Lender

By:	/s/ William J. Morgan
Name: William J. Morgan
Title: Managing Director

MidOcean Credit CLO I, as a Lender

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

MSIM Peconic Bay, Ltd., as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Nautique Funding Ltd, as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Norrep High Yield Class of Norrep Opportunities Corp., as a Lender

By:	/s/ Deirdre Harris
Name: Deirdre Harris
Title: Chief Operating Officer

Norrep Income Growth Class of Norrep Opportunities Corp., as a Lender

By:	/s/ Deirdre Harris
Name: Deirdre Harris
Title: Chief Operating Officer

Norrep Short Term Income Fund, as a Lender

By:	/s/ Deirdre Harris
Name: Deirdre Harris
Title: Chief Operating Officer

North Shore Community Bank and Trust, as a Lender

By:	/s/ Dionne Miller
Name: Dionne Miller
Title: SVP, CCO

OCEAN TRAILS CLO I, as a Lender

By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Heidi Skor
Name: Heidi Skor
Title: Senior Credit Analyst

OCEAN TRAILS CLO II, as a Lender

By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Heidi Skor
Name: Heidi Skor
Title: Senior Credit Analyst

OFSI Fund III, Ltd., as a Lender

By: Orchard First Source Capital, Inc.
Its: attorney in fact

By:	/s/ Kena Brown
Name: Kena Brown
Title: Duly Authorized Signatory

PENNANTPARK FLOATING RATE FUNDING I, LLC, as a Lender

By:	/s/ Arthur Penn
Name: Arthur Penn
Title: CEO

QUALCOMM Global Trading Pte. Ltd., as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Remuda Capital Management, LTD, as a Lender

By:	/s/ William J. Morgan
Name: William J. Morgan
Title: Managing Director

Solar Senior Capital Ltd., as a Lender

By:	/s/ David Mait
Name: David Mait
Title: Authorized Signatory

Suns SPV LLC, as a Lender

By:	/s/ David Mait
Name: David Mait
Title: Authorized Signatory

Wasatch CLO Ltd, as a Lender

By: Invesco Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Robert Drobny
Name: Robert Drobny
Title: Authorized Individual

Waterfront CLO 2007-1, LTD, as a Lender

By:	/s/ James M Lisko
Name: James M Lisko
Title: Senior Vice President
Grandview Capital Management, LLC
As Investment Manager